P13000064240

# Florida Department of State
## Division of Corporations
## Electronic Filing Cover Sheet

**Note: Please print this page and use it as a cover sheet.** Type the fax audit number (shown below) on the top and bottom of all pages of the document.

(((H13000172478 3)))

H130001724783ABC0

**Note:** DO NOT hit the REFRESH/RELOAD button on your browser from this page. Doing so will generate another cover sheet.

To:

Division of Corporations
Fax Number : (850)617-6381

From:

Account Name : ADVANCED INCORPORATING SERVICE, INC.
Account Number : I20080000093
Phone : (850)222-2677
Fax Number : (850)575-2724

**Enter the email address for this business entity to be used for future annual report mailings. Enter only one email address please.**
**Email Address:** ______________________

FILED
13 AUG -2 AM 11:02
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

## FLORIDA PROFIT/NON PROFIT CORPORATION

### Eye On Media Network, Inc.

| | |
|---|---|
| Certificate of Status | 0 |
| Certified Copy | 0 |
| Page Count | 03 |
| Estimated Charge | $70.00 |

RECEIVED
13 AUG -2 PM 3:47
DEPARTMENT OF STATE
DIVISION OF CORPORATIONS
TALLAHASSEE, FLORIDA

Electronic Filing Menu Corporate Filing Menu Help

VH

H13000172478 3

FILED
13 AUG -2 AM 11:02
SECRETARY OF STATE
TALLAHASSEE FLORIDA

# ARTICLES OF INCORPORATION

# OF

# EYE ON MEDIA NETWORK, INC.

The undersigned, as incorporator, forms a corporation within the meaning of the applicable provisions of the Florida Statutes, Chapter 607.

## ARTICLE I

### Corporate Name

The name of this corporation is **Eye On Media Network, Inc.** (the "Corporation").

## ARTICLE II

### Initial Principal Office

The initial principal office for the Corporation shall be at 1500 NW 65$^{TH}$ Avenue, Plantation, Florida 33313.

## ARTICLE III

### General Nature of business

The Corporation may transact any lawful business for which corporations may be incorporated under Florida law.

## ARTICLE IV

### Capital Stock

**A. COMMON STOCK**: The aggregate number of shares of common stock (the "Common Stock") authorized to be issued by this Corporation shall be 900,000,000, with a par value of $0.001 per share. Each share of issued and outstanding Common Stock shall entitle the holder thereof to fully participate in all shareholder meetings, to cast one vote on each matter with respect to which shareholders have the right to vote, and to share ratably in all dividends and other distributions declared and paid with respect to the Common Stock, as well as in the net assets of the corporation upon liquidation or dissolution.

**B. PREFERRED STOCK**: The Corporation is authorized to issue 750,000,000 shares of $0.001 par value preferred stock (the "Preferred Stock"). The Board of Directors is expressly vested with the authority to divide any or all of the Preferred Stock into series in addition to those set forth below and to fix and determine the relative rights and preferences of the shares of each series so established, provided, however, that the rights and preferences of various series may vary only with respect to:

(a) the rate of dividend;
(b) whether the shares may be called and, if so, the call price and the terms

H13000172478 3

and conditions of call;

(c) the amount payable upon the shares in the event of voluntary and involuntary liquidation;

(d) sinking fund provisions, if any, for the call or redemption of the shares;

(e) the terms and conditions, if any, on which the shares may be converted;

(f) voting rights; and

(g) whether the shares will be cumulative, noncumulative or partially cumulative as to dividends and the dates from which any cumulative dividends are to accumulate.

The Board of Directors shall exercise the foregoing authority by adopting a resolution setting forth the designation of each series and the number of shares therein, and fixing and determining the relative rights and preferences thereof. The Board of Directors may make any change in the designation, terms, limitations and relative rights or preferences of any series in the same manner, so long as no shares of such series are outstanding at such time.

Within the limits and restrictions, if any, stated in any resolution of the Board of Directors originally fixing the number of shares constituting any series, the Board of Directors is authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of such series. In case the number of shares of any series shall be so decreased, the share constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

## ARTICLE V

### Registered Agent

The registered agent of the Corporation at such address is Clifford J. Hunt, Esquire, who maintains an office at 8200 Seminole Boulevard, Seminole, Florida 33772.

## ARTICLE VI

### Incorporator

The name and address of the corporation's incorporator is:

| Name | Address |
| --- | --- |
| Clifford J. Hunt, Esquire | 8200 Seminole Boulevard<br>Seminole, Florida 33772 |

## ARTICLE VII

### By-Laws

The power to adopt, alter, amend or repeal by-laws of the Corporation shall be vested in the shareholders and separately in its Board of Directors, as prescribed by the by-laws of the Corporation.

FILED
H13000172478 3

13 AUG -2 AM 11:02

SECRETARY OF STATE
TALLAHASSEE FLORIDA

ARTICLE VIII

**Indemnification**

If in the judgment of a majority of the entire Board of Directors, (excluding from such majority any director under consideration for indemnification), the criteria set forth in § 607.0850(1) or (2), Florida Statutes, as then in effect, have been met, then the Corporation shall indemnify any director, officer, employee or agent thereof, whether current or former, together with his or her personal representatives, devisees or heirs, in the manner and to the extent contemplated by § 607.0850, as then in effect, or by any successor law thereto.

ARTICLE IX

**Effective Date of Articles**

These Articles shall be effective upon filing with the Secretary of State for Florida.

ARTICLE X

**Control Share Acquisition Statute Inapplicable**

Section 607.0902 of the Florida Statutes regarding control share acquisitions is not applicable to this Corporation and shall not have any effect upon the voting rights relating to issued and outstanding shares of capital stock of the Corporation.

IN WITNESS WHEREOF, the undersigned, as incorporator, has hereunto set the undersigned's hand and seal this 2nd day of August 2013, for the purpose of organizing this Corporation under the laws of the State of Florida.

Clifford J. Hunt, Incorporator

**ACKNOWLEDGMENT**

Having been named to accept service of process for the above-stated Corporation, at the place designated in these articles of incorporation, I hereby accept to act in this capacity, and agree to comply with the provisions of Section 607.0501 of the Florida Statutes relative to keeping open said office.

Clifford J. Hunt, Esquire

P13000064240

Florida Department of State
Division of Corporations
Electronic Filing Cover Sheet

**Note: Please print this page and use it as a cover sheet.** Type the fax audit number (shown below) on the top and bottom of all pages of the document.

(((H14000049220 3)))

H140000492203ABCW

14 FEB 27 AM 8:35 FILED SECRETARY OF STATE TALLAHASSEE, FLORIDA

**Note:** DO NOT hit the REFRESH/RELOAD button on your browser from this page. Doing so will generate another cover sheet.

To:

Division of Corporations
Fax Number : (850)617-6380

From:

Account Name : ADVANCED INCORPORATING SERVICE, INC.
Account Number : I20080000093
Phone : (850)222-2677
Fax Number : (850)575-2724

**Enter the email address for this business entity to be used for future annual report mailings. Enter only one email address please.**

**Email Address:** ____________________

**COR AMND/RESTATE/CORRECT OR O/D RESIGN**

**EYE ON MEDIA NETWORK, INC.**

| | |
|---|---|
| Certificate of Status | 0 |
| Certified Copy | 0 |
| Page Count | 08 |
| Estimated Charge | $35.00 |

Amend
(10) 2/28/14

RECEIVED 14 FEB 27 PM 3:59 DIVISION OF CORPORATIONS TALLAHASSEE, FLORIDA

H14000049220 3

**ARTICLES OF AMENDMENT TO**

**ARTICLES OF INCORPORATION**

**OF**

**EYE ON MEDIA NETWORK, INC.**

**Document Number P13000064240**

The undersigned, being the Chief Executive Officer and Chairman of the Board of Directors of Eye On Media Network, Inc., a Florida corporation, hereby certifies that the following Amendments to the Corporation's Articles of Incorporation have been adopted by the Board of Directors of the Corporation via unanimous written action without a meeting on February 21, 2014 with each director of the Company waiving notice of the meeting.

**ARTICLE I**

**Capital Stock**

*Common Stock:* The aggregate number of shares of stock authorized to be issued by this Corporation shall be 900,000,000 shares of common stock, each with a par value of $.001. Each share of issued and outstanding common stock shall entitle the holder thereof to fully participate in all shareholder meetings, to cast one vote on each matter with respect to which shareholders have the right to vote, and to share ratably in all dividends and other distributions declared and paid with respect to the common stock, as well as in the net assets of the corporation upon liquidation or dissolution.

*Preferred Stock:* The Corporation is authorized to issue 750,000,000 shares of $.001 par value Preferred Stock. The Board of Directors is expressly vested with the authority to divide any or all of the Preferred Stock into series and to fix and determine the relative rights and preferences of the shares of each series so established, provided, however, that the rights and preferences of various series may vary only with respect to:

(a) the rate of dividend;
(b) whether the shares may be called and, if so, the call price and the terms and conditions of call;
(c) the amount payable upon the shares in the event of voluntary and involuntary liquidation;
(d) sinking fund provisions, if any, for the call or redemption of the shares;
(e) the terms and conditions, if any, on which the shares may be converted;
(f) voting rights including number of votes per share; and
(g) whether the shares will be cumulative, noncumulative or partially cumulative as to dividends and the dates from which any cumulative dividends are to accumulate.

The Board of Directors shall exercise the foregoing authority by adopting a resolution setting forth the designation of each series and the number of shares therein, and fixing and determining the relative rights and preferences thereof. The Board of Directors may make any change in the designation, terms, limitations and relative rights or preferences of any series in the same manner, so long as no shares of such series are outstanding at such time.

Within the limits and restrictions, if any, stated in any resolution of the Board of Directors originally fixing the number of shares constituting any series, the Board of Directors is authorized to

H14000049220 3

increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of such series. In case the number of shares of any series shall be so decreased, the share constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

**Series "A" Convertible Preferred Stock**

**SERIES "A" CONVERTIBLE PREFERRED STOCK**
**of**
**EYE ON MEDIA NETWORK, INC.**
**Certificate of Designations**

Eye On Media Network, Inc., a Florida corporation (the "Corporation"), pursuant to Section 607.0602 of the Florida Business Corporation Act, does hereby make this **Certificate of Designations, Rights and Preferences** and does hereby state and certify that pursuant to the authority expressly vested in the Board of Directors of the Corporation (the "Board") by the Articles of Incorporation of the Corporation (the "Articles"), which authorizes the issuance of 750,000,000 shares of preferred stock, $0.001 par value per share, in one or more series, the Board duly adopted the following resolutions, which resolutions remain in full force and effect as of the date hereof:

**RESOLVED**, that pursuant to the Articles, the Board hereby authorizes the issuance of, and fixes the designation and preferences and rights, and qualifications, limitations and restrictions, of a series of preferred stock of the Corporation consisting of 50,000,000 shares, par value $0.001 per share, to be designated "Series A Convertible Preferred Stock" (hereinafter, the "Series A Preferred Stock"); each share of Series A Preferred Stock shall have ten (10) votes per share and may be converted into ten (10) $0.001 par value common shares as more fully described below; and be it

**RESOLVED**, that each share of Series A Preferred Stock shall rank equally in all respects and shall be subject to the following terms and provisions:

1. Dividends. The holders of the Series A Preferred Stock shall be entitled to receive, when, if and as declared by the Board, out of funds legally available therefor, cumulative dividends payable in cash.

(a) Dividend Periods: Dividend Rate.

(i) Dividend Periods. The dividend periods (each, a "Dividend Period") shall be as follows: The initial Dividend Period shall begin on April 1, 2014 and end on March 31, 2015 (the "Initial Dividend Period"). Thereafter, each Dividend Period shall commence on the day immediately following the last day of the preceding Dividend Period and shall end on the anniversary of the last day of the Initial Dividend Period.

(ii) Dividend Rate. The annual interest rate at which cumulative preferred dividends will accrue on each share of Series A Preferred Stock (the "Dividend Rate"), shall be 0%.

(b) No dividends shall be declared or paid or set apart for payment on the shares of Common Stock of the Corporation for any dividend period unless full cumulative dividends have been or contemporaneously are declared and paid on the Series A Preferred Stock through the most recent Dividend Payment Date. Without prejudice to the foregoing, if full cumulative dividends have not been paid on shares of the Series A Preferred Stock, all dividends declared on shares of the Series A Preferred Stock shall be paid pro rata to the holders of outstanding shares of the Series A Preferred Stock. The Series A Preferred Stock shall not be subordinate to any other class of issued and outstanding shares of preferred stock of the Corporation regarding payment of dividends.

2. Voting Rights.

(a) Except as otherwise provided herein or as provided by law, the holders of the Series A Preferred

Stock shall have full voting rights and powers, equal to the voting rights and powers of holders of Common Stock and shall be entitled to notice of any stockholders meeting in accordance with the Bylaws of the Corporation, as amended (the "Bylaws"), and shall be entitled to vote, with respect to any question upon which holders of Common Stock are entitled to vote, including, without limitation, the right to vote for the election of directors, voting together with the holders of Common Stock as one class. Each share of Series A Preferred Stock shall be entitled to the ten (10) votes per share.

(b) The Corporation shall not, without the affirmative consent or approval of the holders of shares representing at least a majority, by voting power, of the Series A Preferred Shares then outstanding, voting separately as one class, given by written consent in lieu of a meeting or by vote at a meeting called for such purpose for which notice shall have been given to the holders of the Series A Preferred Stock in the manner provided in the Bylaws of the Corporation:

(i) in any manner authorize, create, designate, issue or sell any class or series of capital stock (including any shares of treasury stock) or rights, options, warrants or other securities convertible into or exercisable or exchangeable for capital stock or any debt security which by its terms is convertible into or exchangeable for any equity security or has any other equity feature or any security that is a combination of debt and equity, which in each case, as to the payment of dividends, distribution of assets or redemptions, including, without limitation, distributions to be made upon the liquidation, dissolution or winding up of the Corporation or a merger, consolidation or sale of the assets thereof, and which is senior to the Series A Preferred Stock;

(ii) in any manner alter or change the terms, designations, powers, preferences or relative, optional or other special rights, or the qualifications, limitations or restrictions, of the Series A Preferred Stock;

(iii) reclassify the shares of any class or series of subordinate stock into shares of any class or series of capital stock (A) ranking, either as to payment of dividends, distributions or assets or redemptions, including, without limitation, distributions to be made upon the liquidation, dissolution or winding up of the Corporation or a merger, consolidation or sale of assets thereof, senior to the Series A Preferred Stock or (B) which in any manner adversely affects the rights of the holders of Series A Preferred Stock in their capacity as such; or

(iv) take any action to cause any amendment, alteration or repeal of any of the provisions of (A) the Certificate of Incorporation or (B) the Bylaws, if such amendment, alteration or repeal would have a material adverse effect on the rights of the holders of the Series A Preferred Stock or on the directors elected by the holders of the Series A Preferred Stock.

3. Rights on Liquidation.

(a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (any such event being hereinafter referred to as a "Liquidation"), before any distribution of assets of the Corporation shall be made to or set apart for the holders of the Common Stock and subject and subordinate to the rights of secured creditors of the Corporation, the holders of Series A Preferred Stock shall receive an amount per share equal to the greater of (i) one dollar ($1.00), adjusted for any recapitalization, stock combinations, stock dividends (whether paid or unpaid), stock options and the like with respect to such shares (the "Liquidation Preference"), plus any accumulated but unpaid dividends (whether or not earned or declared) on the Series A Preferred Stock, and (ii) the amount such holder would have received if such holder has converted its shares of Series A Preferred Stock to Common Stock, subject to but immediately prior to such Liquidation. If the assets and funds of the Corporation thus distributed among the holders of Series A Preferred Stock shall be insufficient to make in full the payment herein required, such assets shall be distributed pro-rata among the holders of Series A Preferred Stock based on the aggregate Liquidation Preferences of the shares of Series A Preferred Stock held by each such holder. The Liquidation Preferences for the Series A Preferred Stock shall not be subordinate to the Liquidation

Preferences of any issued and outstanding shares of any other series of preferred stock of the Corporation that may hereafter be created.

(b) If the assets and funds of the Corporation available for distribution to stockholders exceed the aggregate amount payable with respect to all shares of Series A Preferred Stock then outstanding, then, after the payment required by paragraph 3(a) above shall have been made or irrevocably set aside, the holders of Common Stock shall be entitled to receive payment of a pro rata portion of such remaining assets based on the aggregate number of shares of Common Stock held or deemed to be held by such holder. The holders of Series A Preferred Stock shall not have the right to participate in such aforementioned distribution.

(c) Upon the sale by the Corporation of all or substantially all of its assets, the acquisition by the Corporation by another entity by means of any transaction or series of transactions (including, without limitation, the acquisition of the shares of capital stock of the Corporation in an amount sufficient to permit the acquiror to elect a majority of the Board of Directors of the Corporation, any reorganization, merger or consolidation, but excluding any reincorporation), or the acquisition of any of the Corporation's material subsidiaries, the holders of the Series A Preferred Stock shall be treated as if such transaction were a liquidation of the Corporation, which shall entitle the holders of Series A Preferred Stock to the Liquidation Preference set forth in Section 3(a) above, as if all consideration being received by the Corporation and its stockholders in connection with such transaction were being distributed in an event of liquidation of the Corporation.

4. Conversion.

(a) Right to Convert. At any time after issuance, the holder of any share or shares of Series A Preferred Stock shall have the right, at such holder's option, to convert all or any lesser portion of such holder's shares of Series A Preferred Stock to Common Stock of the Corporation on a ten-for-one (10:1) share basis (the "Conversion Ratio").

(b) Mechanics of Conversion.

(i) Such right of conversion shall be exercised by the holder of shares of Series A Preferred Stock by delivering to the Corporation a conversion notice in the form attached hereto as Exhibit A (the "Conversion Notice"), appropriately completed and duly signed and specifying the number of shares of Series A Preferred Stock that the holder elects to convert (the "Converting Shares") into shares of Common Stock, and by surrender not later than two (2) business days thereafter of the certificate or certificates representing such Converting Shares. The Conversion Notice shall also contain a statement of the name or names (with addresses and tax identification or social security numbers) in which the certificate or certificates for Common Stock shall be issued, if other than the name in which the Conversion Shares are registered. As promptly as practicable after the receipt of the Conversion Notice, the Corporation shall issue and deliver, or cause to be delivered, to the holder of the Converting Shares or such holder's nominee, a certificate or certificates for the number of shares of Common Stock issuable upon the conversion of such Converting Shares. Such conversion shall be deemed to have been effected as of the close of business on the date of receipt by the Corporation of the Conversion Notice (the "Conversion Date"), and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the holder or holders of record of such shares of Common Stock as of the close of business on the Conversion Date.

(ii) The Corporation shall issue certificates representing the shares of Common Stock to be received upon conversion of the Series A Preferred Stock (the "Conversion Shares") (and certificates for unconverted Series A Preferred Stock) as promptly as practicable following the Conversion Date and shall transmit the certificates by messenger or reputable overnight delivery service to reach the address designed by such holder as promptly as practicable after the receipt by the Corporation of such Conversion Notice. If certificates evidencing the Conversion Shares are not received by the holder within (10) business days of the Conversion Notice, then the

holder will be entitled to revoke and withdraw its Conversion Notice, in whole or in part, at any time prior to its receipt of those certificates. In lieu of delivering physical certificates representing the Conversion Shares or in payment of dividends hereunder, provided the Corporation's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the holder, the Corporation shall use its commercially reasonable efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion or dividend payment to the holder, by crediting the account of the holder's prime broker with DTC though its Deposit Withdrawal Agent Commission ("DWAC") system. Such holder and the Corporation agree to coordinate with DTC to accomplish this objective. The person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Shares at the close of business on the Conversion Date.

(iii) In the event the Corporation is prohibited from issuing shares of Common Stock as a result of any restrictions or prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization, the Corporation shall promptly as practicable use commercially reasonable efforts to seek the approval of its stockholders and take such other action to authorize the issuance of the full number of shares of Common Stock issuable upon the full conversion of the then outstanding shares of Series A Preferred Stock.

(c) Adjustment of Conversion Ratio:

(i) In the event the outstanding shares of Common Stock shall be subdivided by stock split, stock dividends or otherwise, into a greater number of shares of Common Stock, the Conversion Ratio then in effect shall, concurrently with the effectiveness of such subdivision, be proportionately increased. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Ratio then in effect shall concurrently with the effectiveness of such combination or consolidation, be proportionally reduced.

(ii) In the event the Corporation at any time or from time to time makes, or fixes a record date for the determination of holders of Common Stock entitled to receive any distribution (excluding any repurchases of securities by the Corporation not made on a pro rata basis from all holders of any class of the Corporation's securities) payable in property or in securities of the Corporation other than shares of Common Stock, and other than as otherwise adjusted hereunder or as provided in subsection (i) above, then and in each such event the holders of the Series A Preferred Stock shall receive at the time of such distribution, the amount of property or the number of securities of the Corporation that they would have received had their Series A Preferred Stock been converted into Common Stock immediately prior to such event.

(iii) Upon any liquidation, dissolution or winding up of the Corporation, if the Common Stock issuable upon conversion of the Series A Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), each share of Series A Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such share of Series A Preferred Stock shall have been entitled upon such reorganization or reclassification.

(iv) Except as provided herein, the Corporation will not, by amendment of its Certificate of Incorporation, by the filing of a Certificate of Designation, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this subsection (c) and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series A Preferred Stock against impairment.

(v) Upon the occurrence of each adjustment or readjustment of the Conversion Ratio pursuant to this subsection (c), the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Preferred Stock, a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Ratio at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series A Preferred Stock.

5. Notices of Record Date. In the Event of any fixing by the Corporation of a record date for the holders of any class of securities: (i) for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend or a dividend set forth in Section 1 hereof) or other distribution (whether in cash, property, stock or other securities) with respect to any shares of Common Stock or other securities, (ii) for the purpose of determining any right to subscribe for, purchase or otherwise acquire, or any option for the purchase of any shares of stock of any class or any other securities or property, (iii) to effect any reclassification or capitalization of its Common Stock outstanding involving a change in the Common Stock, or (iv) to merge or consolidate with or into any other Corporation, or sell, lease or convey all or substantially of its property or business, or to liquidate, dissolve or wind up, or to receive any other right, then, in connection with each such event, the Corporation shall mail to each holder of Series A Preferred Stock: (x) at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or subscription rights, and the amount and character of such dividend, distribution or subscription right (and specifying the date on which the holders of Common Stock shall be entitled thereto) or for determining rights to vote in respect of the matters referred to in clauses (i) and (ii) above; and (y) in the case of the matters referred to in clauses (iii) and (iv) above, at least twenty (20) days' prior written notice of the date when the same shall take place (and specifying the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event).

6. Notices. All notices, requests, consents and other communication hereunder shall be in writing, shall be mailed (A) if within the United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, by facsimile or e-mail (if agreed to by the Investor), or (B) if delivered from outside the United States, by international express courier, facsimile or e-mail (if agreed to by a holder of Series A Preferred Stock), and shall be deemed given (i) if delivered by first-class registered or certified mail, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, (iv) if delivered by facsimile or email, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

(a) if to the Company, to:
Jack Namer, CEO
Eye On Media Network, Inc.
1500 NW 65th Ave.
Plantation, FL 33313

(b) if to a holder of Series A Preferred Stock, to the address, facsimile number or e-mail address appearing in the Corporation's stockholder records or, in either case, to such other address, facsimile number or e-mail address as the Corporation or a holder of Series A Preferred Stock may provide to the other in accordance with this Section.

7. Increase of Authorized Shares. The Corporation shall from time to time in accordance with the laws of the State of Florida increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance is not sufficient to permit conversion of the Series A Preferred Stock.

8. Stock Transfer Taxes. The issuance of the stock certificates upon conversion of the Series A Preferred Stock shall be made without charge to the converting holder for any transfer tax in respect of such issue;

provided, however, that the Corporation shall be entitled to withhold any applicable withholding taxes with respect to such issue, if any. The Corporation shall not however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares in any name other than that of the holder of any of the Series A Preferred Stock converted, and the Corporation shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

IN WITNESS WHEREOF, the undersigned being a duly authorized officer of the Corporation, does file this Certificate of Designation, Rights and Preferences, hereby declaring and certifying that the facts stated herein are true and accordingly has hereunto set his hand this 21st day of February, 2014.

**EYE ON MEDIA NETWORK, INC.**

*/s/: Jack Namer*
Jack Namer,
Director and Chief Executive Officer

**EXHIBIT "A"**

**EYE ON MEDIA NETWORK, INC.**
**CONVERSION NOTICE**

Reference is made to the Certificate of Designation of the Relative Rights and Preferences of the Series A Convertible Preferred Stock of Eye On Media Network, Inc. (the "Certificate of Designation"). In accordance with and pursuant to the Certificate of Designation, the undersigned hereby elects to convert the number of shares of Series A Convertible Preferred Stock, par value $0.001 per share (the "Preferred Shares"), of Eye On Media Network, Inc., a Florida corporation (the "Corporation"), indicated below into shares of Common Stock, par value $0.001 per share (the "Common Stock"), of the Corporation, by tendering the stock certificate(s) representing the share(s) of Preferred Shares specified below as of the date specified below.

Date of Conversion: ______________________

Number of Preferred Shares to be converted: ______________________

Stock certificate no(s). of Preferred Shares to be converted: ______________________

Please confirm the following information:

Conversion Rate: 10 Common Shares for 1 Preferred Share

Number of shares of Common Stock
to be issued: ______________________

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the Date of Conversion: ______________________

Please issue the Common Stock into which the Preferred Shares are being converted and, if applicable, any check drawn on an account of the Corporation in the following name and to the following address:

Issue to: ______________________
______________________

Facsimile Number: ______________________

Authorization: ______________________
By: ______________________
Title: ______________________

Dated: ______________________

P13000064240

# Florida Department of State

Division of Corporations

Electronic Filing Cover Sheet

**Note: Please print this page and use it as a cover sheet.** Type the fax audit number (shown below) on the top and bottom of all pages of the document.

(((H14000049220 3)))

H140000492203ABCW

**Note:** DO NOT hit the REFRESH/RELOAD button on your browser from this page. Doing so will generate another cover sheet.

FILED
SECRETARY OF STATE
14 FEB 27 AM 8:35

```
To:
        Division of Corporations
        Fax Number     : (850)617-6380

From:
        Account Name   : ADVANCED INCORPORATING SERVICE, INC.
        Account Number : I20080000093
        Phone          : (850)222-2677
        Fax Number     : (850)575-2724
```

**Enter the email address for this business entity to be used for future annual report mailings. Enter only one email address please.**

**Email Address:** ____________________

## COR AMND/RESTATE/CORRECT OR O/D RESIGN

## EYE ON MEDIA NETWORK, INC.

| | |
|---|---|
| Certificate of Status | 0 |
| Certified Copy | 0 |
| Page Count | 08 |
| Estimated Charge | $35.00 |

Amend
(10) 2/28/14

RECEIVED
14 FEB 27 PM 3:59

H14000049220 3 14 FEB 27 AM 8:35 FILED SECRETARY OF STATE DIVISION OF CORPORATIONS

**ARTICLES OF AMENDMENT TO**

**ARTICLES OF INCORPORATION**

**OF**

**EYE ON MEDIA NETWORK, INC.**

**Document Number P13000064240**

The undersigned, being the Chief Executive Officer and Chairman of the Board of Directors of Eye On Media Network, Inc., a Florida corporation, hereby certifies that the following Amendments to the Corporation's Articles of Incorporation have been adopted by the Board of Directors of the Corporation via unanimous written action without a meeting on February 21, 2014 with each director of the Company waiving notice of the meeting.

**ARTICLE I**

**Capital Stock**

*Common Stock:* The aggregate number of shares of stock authorized to be issued by this Corporation shall be 900,000,000 shares of common stock, each with a par value of $.001. Each share of issued and outstanding common stock shall entitle the holder thereof to fully participate in all shareholder meetings, to cast one vote on each matter with respect to which shareholders have the right to vote, and to share ratably in all dividends and other distributions declared and paid with respect to the common stock, as well as in the net assets of the corporation upon liquidation or dissolution.

*Preferred Stock:* The Corporation is authorized to issue 750,000,000 shares of $.001 par value Preferred Stock. The Board of Directors is expressly vested with the authority to divide any or all of the Preferred Stock into series and to fix and determine the relative rights and preferences of the shares of each series so established, provided, however, that the rights and preferences of various series may vary only with respect to:

(a) the rate of dividend;
(b) whether the shares may be called and, if so, the call price and the terms and conditions of call;
(c) the amount payable upon the shares in the event of voluntary and involuntary liquidation;
(d) sinking fund provisions, if any, for the call or redemption of the shares;
(e) the terms and conditions, if any, on which the shares may be converted;
(f) voting rights including number of votes per share; and
(g) whether the shares will be cumulative, noncumulative or partially cumulative as to dividends and the dates from which any cumulative dividends are to accumulate.

The Board of Directors shall exercise the foregoing authority by adopting a resolution setting forth the designation of each series and the number of shares therein, and fixing and determining the relative rights and preferences thereof. The Board of Directors may make any change in the designation, terms, limitations and relative rights or preferences of any series in the same manner, so long as no shares of such series are outstanding at such time.

Within the limits and restrictions, if any, stated in any resolution of the Board of Directors originally fixing the number of shares constituting any series, the Board of Directors is authorized to

increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of such series. In case the number of shares of any series shall be so decreased, the share constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

**Series "A" Convertible Preferred Stock**

**SERIES "A" CONVERTIBLE PREFERRED STOCK**
**of**
**EYE ON MEDIA NETWORK, INC.**
**Certificate of Designations**

Eye On Media Network, Inc., a Florida corporation (the "Corporation"), pursuant to Section 607.0602 of the Florida Business Corporation Act, does hereby make this **Certificate of Designations, Rights and Preferences** and does hereby state and certify that pursuant to the authority expressly vested in the Board of Directors of the Corporation (the "Board") by the Articles of Incorporation of the Corporation (the "Articles"), which authorizes the issuance of 750,000,000 shares of preferred stock, $0.001 par value per share, in one or more series, the Board duly adopted the following resolutions, which resolutions remain in full force and effect as of the date hereof:

**RESOLVED**, that pursuant to the Articles, the Board hereby authorizes the issuance of, and fixes the designation and preferences and rights, and qualifications, limitations and restrictions, of a series of preferred stock of the Corporation consisting of 50,000,000 shares, par value $0.001 per share, to be designated "Series A Convertible Preferred Stock" (hereinafter, the "Series A Preferred Stock"); each share of Series A Preferred Stock shall have ten (10) votes per share and may be converted into ten (10) $0.001 par value common shares as more fully described below; and be it

**RESOLVED**, that each share of Series A Preferred Stock shall rank equally in all respects and shall be subject to the following terms and provisions:

1. Dividends. The holders of the Series A Preferred Stock shall be entitled to receive, when, if and as declared by the Board, out of funds legally available therefor, cumulative dividends payable in cash.

(a) Dividend Periods: Dividend Rate.

(i) Dividend Periods. The dividend periods (each, a "Dividend Period") shall be as follows: The initial Dividend Period shall begin on April 1, 2014 and end on March 31, 2015 (the "Initial Dividend Period"). Thereafter, each Dividend Period shall commence on the day immediately following the last day of the preceding Dividend Period and shall end on the anniversary of the last day of the Initial Dividend Period.

(ii) Dividend Rate. The annual interest rate at which cumulative preferred dividends will accrue on each share of Series A Preferred Stock (the "Dividend Rate"), shall be 0%.

(b) No dividends shall be declared or paid or set apart for payment on the shares of Common Stock of the Corporation for any dividend period unless full cumulative dividends have been or contemporaneously are declared and paid on the Series A Preferred Stock through the most recent Dividend Payment Date. Without prejudice to the foregoing, if full cumulative dividends have not been paid on shares of the Series A Preferred Stock, all dividends declared on shares of the Series A Preferred Stock shall be paid pro rata to the holders of outstanding shares of the Series A Preferred Stock. The Series A Preferred Stock shall not be subordinate to any other class of issued and outstanding shares of preferred stock of the Corporation regarding payment of dividends.

2. Voting Rights.

(a) Except as otherwise provided herein or as provided by law, the holders of the Series A Preferred

Stock shall have full voting rights and powers, equal to the voting rights and powers of holders of Common Stock and shall be entitled to notice of any stockholders meeting in accordance with the Bylaws of the Corporation, as amended (the "Bylaws"), and shall be entitled to vote, with respect to any question upon which holders of Common Stock are entitled to vote, including, without limitation, the right to vote for the election of directors, voting together with the holders of Common Stock as one class. Each share of Series A Preferred Stock shall be entitled to the ten (10) votes per share.

(b) The Corporation shall not, without the affirmative consent or approval of the holders of shares representing at least a majority, by voting power, of the Series A Preferred Shares then outstanding, voting separately as one class, given by written consent in lieu of a meeting or by vote at a meeting called for such purpose for which notice shall have been given to the holders of the Series A Preferred Stock in the manner provided in the Bylaws of the Corporation:

(i) in any manner authorize, create, designate, issue or sell any class or series of capital stock (including any shares of treasury stock) or rights, options, warrants or other securities convertible into or exercisable or exchangeable for capital stock or any debt security which by its terms is convertible into or exchangeable for any equity security or has any other equity feature or any security that is a combination of debt and equity, which in each case, as to the payment of dividends, distribution of assets or redemptions, including, without limitation, distributions to be made upon the liquidation, dissolution or winding up of the Corporation or a merger, consolidation or sale of the assets thereof, and which is senior to the Series A Preferred Stock;

(ii) in any manner alter or change the terms, designations, powers, preferences or relative, optional or other special rights, or the qualifications, limitations or restrictions, of the Series A Preferred Stock;

(iii) reclassify the shares of any class or series of subordinate stock into shares of any class or series of capital stock (A) ranking, either as to payment of dividends, distributions or assets or redemptions, including, without limitation, distributions to be made upon the liquidation, dissolution or winding up of the Corporation or a merger, consolidation or sale of assets thereof, senior to the Series A Preferred Stock or (B) which in any manner adversely affects the rights of the holders of Series A Preferred Stock in their capacity as such; or

(iv) take any action to cause any amendment, alteration or repeal of any of the provisions of (A) the Certificate of Incorporation or (B) the Bylaws, if such amendment, alteration or repeal would have a material adverse effect on the rights of the holders of the Series A Preferred Stock or on the directors elected by the holders of the Series A Preferred Stock.

3. Rights on Liquidation.

(a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (any such event being hereinafter referred to as a "Liquidation"), before any distribution of assets of the Corporation shall be made to or set apart for the holders of the Common Stock and subject and subordinate to the rights of secured creditors of the Corporation, the holders of Series A Preferred Stock shall receive an amount per share equal to the greater of (i) one dollar ($1.00), adjusted for any recapitalization, stock combinations, stock dividends (whether paid or unpaid), stock options and the like with respect to such shares (the "Liquidation Preference"), plus any accumulated but unpaid dividends (whether or not earned or declared) on the Series A Preferred Stock, and (ii) the amount such holder would have received if such holder has converted its shares of Series A Preferred Stock to Common Stock, subject to but immediately prior to such Liquidation. If the assets and funds of the Corporation thus distributed among the holders of Series A Preferred Stock shall be insufficient to make in full the payment herein required, such assets shall be distributed pro-rata among the holders of Series A Preferred Stock based on the aggregate Liquidation Preferences of the shares of Series A Preferred Stock held by each such holder. The Liquidation Preferences for the Series A Preferred Stock shall not be subordinate to the Liquidation

Preferences of any issued and outstanding shares of any other series of preferred stock of the Corporation that may hereafter be created.

(b) If the assets and funds of the Corporation available for distribution to stockholders exceed the aggregate amount payable with respect to all shares of Series A Preferred Stock then outstanding, then, after the payment required by paragraph 3(a) above shall have been made or irrevocably set aside, the holders of Common Stock shall be entitled to receive payment of a pro rata portion of such remaining assets based on the aggregate number of shares of Common Stock held or deemed to be held by such holder. The holders of Series A Preferred Stock shall not have the right to participate in such aforementioned distribution.

(c) Upon the sale by the Corporation of all or substantially all of its assets, the acquisition by the Corporation by another entity by means of any transaction or series of transactions (including, without limitation, the acquisition of the shares of capital stock of the Corporation in an amount sufficient to permit the acquiror to elect a majority of the Board of Directors of the Corporation, any reorganization, merger or consolidation, but excluding any reincorporation), or the acquisition of any of the Corporation's material subsidiaries, the holders of the Series A Preferred Stock shall be treated as if such transaction were a liquidation of the Corporation, which shall entitle the holders of Series A Preferred Stock to the Liquidation Preference set forth in Section 3(a) above, as if all consideration being received by the Corporation and its stockholders in connection with such transaction were being distributed in an event of liquidation of the Corporation.

4. Conversion.

(a) Right to Convert. At any time after issuance, the holder of any share or shares of Series A Preferred Stock shall have the right, at such holder's option, to convert all or any lesser portion of such holder's shares of Series A Preferred Stock to Common Stock of the Corporation on a ten-for-one (10:1) share basis (the "Conversion Ratio").

(b) Mechanics of Conversion.

(i) Such right of conversion shall be exercised by the holder of shares of Series A Preferred Stock by delivering to the Corporation a conversion notice in the form attached hereto as Exhibit A (the "Conversion Notice"), appropriately completed and duly signed and specifying the number of shares of Series A Preferred Stock that the holder elects to convert (the "Converting Shares") into shares of Common Stock, and by surrender not later than two (2) business days thereafter of the certificate or certificates representing such Converting Shares. The Conversion Notice shall also contain a statement of the name or names (with addresses and tax identification or social security numbers) in which the certificate or certificates for Common Stock shall be issued, if other than the name in which the Conversion Shares are registered. As promptly as practicable after the receipt of the Conversion Notice, the Corporation shall issue and deliver, or cause to be delivered, to the holder of the Converting Shares or such holder's nominee, a certificate or certificates for the number of shares of Common Stock issuable upon the conversion of such Converting Shares. Such conversion shall be deemed to have been effected as of the close of business on the date of receipt by the Corporation of the Conversion Notice (the "Conversion Date"), and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the holder or holders of record of such shares of Common Stock as of the close of business on the Conversion Date.

(ii) The Corporation shall issue certificates representing the shares of Common Stock to be received upon conversion of the Series A Preferred Stock (the "Conversion Shares") (and certificates for unconverted Series A Preferred Stock) as promptly as practicable following the Conversion Date and shall transmit the certificates by messenger or reputable overnight delivery service to reach the address designed by such holder as promptly as practicable after the receipt by the Corporation of such Conversion Notice. If certificates evidencing the Conversion Shares are not received by the holder within (10) business days of the Conversion Notice, then the

holder will be entitled to revoke and withdraw its Conversion Notice, in whole or in part, at any time prior to its receipt of those certificates. In lieu of delivering physical certificates representing the Conversion Shares or in payment of dividends hereunder, provided the Corporation's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the holder, the Corporation shall use its commercially reasonable efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion or dividend payment to the holder, by crediting the account of the holder's prime broker with DTC though its Deposit Withdrawal Agent Commission ("DWAC") system. Such holder and the Corporation agree to coordinate with DTC to accomplish this objective. The person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Shares at the close of business on the Conversion Date.

(iii) In the event the Corporation is prohibited from issuing shares of Common Stock as a result of any restrictions or prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization, the Corporation shall promptly as practicable use commercially reasonable efforts to seek the approval of its stockholders and take such other action to authorize the issuance of the full number of shares of Common Stock issuable upon the full conversion of the then outstanding shares of Series A Preferred Stock.

(c) Adjustment of Conversion Ratio:

(i) In the event the outstanding shares of Common Stock shall be subdivided by stock split, stock dividends or otherwise, into a greater number of shares of Common Stock, the Conversion Ratio then in effect shall, concurrently with the effectiveness of such subdivision, be proportionately increased. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Ratio then in effect shall concurrently with the effectiveness of such combination or consolidation, be proportionally reduced.

(ii) In the event the Corporation at any time or from time to time makes, or fixes a record date for the determination of holders of Common Stock entitled to receive any distribution (excluding any repurchases of securities by the Corporation not made on a pro rata basis from all holders of any class of the Corporation's securities) payable in property or in securities of the Corporation other than shares of Common Stock, and other than as otherwise adjusted hereunder or as provided in subsection (i) above, then and in each such event the holders of the Series A Preferred Stock shall receive at the time of such distribution, the amount of property or the number of securities of the Corporation that they would have received had their Series A Preferred Stock been converted into Common Stock immediately prior to such event.

(iii) Upon any liquidation, dissolution or winding up of the Corporation, if the Common Stock issuable upon conversion of the Series A Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), each share of Series A Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such share of Series A Preferred Stock shall have been entitled upon such reorganization or reclassification.

(iv) Except as provided herein, the Corporation will not, by amendment of its Certificate of Incorporation, by the filing of a Certificate of Designation, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this subsection (c) and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series A Preferred Stock against impairment.

(v) Upon the occurrence of each adjustment or readjustment of the Conversion Ratio pursuant to this subsection (c), the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Preferred Stock, a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Ratio at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series A Preferred Stock.

5. Notices of Record Date. In the Event of any fixing by the Corporation of a record date for the holders of any class of securities: (i) for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend or a dividend set forth in Section 1 hereof) or other distribution (whether in cash, property, stock or other securities) with respect to any shares of Common Stock or other securities, (ii) for the purpose of determining any right to subscribe for, purchase or otherwise acquire, or any option for the purchase of any shares of stock of any class or any other securities or property, (iii) to effect any reclassification or capitalization of its Common Stock outstanding involving a change in the Common Stock, or (iv) to merge or consolidate with or into any other Corporation, or sell, lease or convey all or substantially of its property or business, or to liquidate, dissolve or wind up, or to receive any other right, then, in connection with each such event, the Corporation shall mail to each holder of Series A Preferred Stock: (x) at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or subscription rights, and the amount and character of such dividend, distribution or subscription right (and specifying the date on which the holders of Common Stock shall be entitled thereto) or for determining rights to vote in respect of the matters referred to in clauses (i) and (ii) above; and (y) in the case of the matters referred to in clauses (iii) and (iv) above, at least twenty (20) days' prior written notice of the date when the same shall take place (and specifying the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event).

6. Notices. All notices, requests, consents and other communication hereunder shall be in writing, shall be mailed (A) if within the United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, by facsimile or e-mail (if agreed to by the Investor), or (B) if delivered from outside the United States, by international express courier, facsimile or e-mail (if agreed to by a holder of Series A Preferred Stock), and shall be deemed given (i) if delivered by first-class registered or certified mail, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, (iv) if delivered by facsimile or email, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

(a) if to the Company, to:
Jack Namer, CEO
Eye On Media Network, Inc.
1500 NW 65th Ave.
Plantation, FL 33313

(b) if to a holder of Series A Preferred Stock, to the address, facsimile number or e-mail address appearing in the Corporation's stockholder records or, in either case, to such other address, facsimile number or e-mail address as the Corporation or a holder of Series A Preferred Stock may provide to the other in accordance with this Section.

7. Increase of Authorized Shares. The Corporation shall from time to time in accordance with the laws of the State of Florida increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance is not sufficient to permit conversion of the Series A Preferred Stock.

8. Stock Transfer Taxes. The issuance of the stock certificates upon conversion of the Series A Preferred Stock shall be made without charge to the converting holder for any transfer tax in respect of such issue;

provided, however, that the Corporation shall be entitled to withhold any applicable withholding taxes with respect to such issue, if any. The Corporation shall not however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares in any name other than that of the holder of any of the Series A Preferred Stock converted, and the Corporation shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

IN WITNESS WHEREOF, the undersigned being a duly authorized officer of the Corporation, does file this Certificate of Designation, Rights and Preferences, hereby declaring and certifying that the facts stated herein are true and accordingly has hereunto set his hand this 21st day of February, 2014.

**EYE ON MEDIA NETWORK, INC.**

*/s/: Jack Namer*
Jack Namer,
Director and Chief Executive Officer

**EXHIBIT "A"**

**EYE ON MEDIA NETWORK, INC.**
**CONVERSION NOTICE**

Reference is made to the Certificate of Designation of the Relative Rights and Preferences of the Series A Convertible Preferred Stock of Eye On Media Network, Inc. (the "Certificate of Designation"). In accordance with and pursuant to the Certificate of Designation, the undersigned hereby elects to convert the number of shares of Series A Convertible Preferred Stock, par value $0.001 per share (the "Preferred Shares"), of Eye On Media Network, Inc., a Florida corporation (the "Corporation"), indicated below into shares of Common Stock, par value $0.001 per share (the "Common Stock"), of the Corporation, by tendering the stock certificate(s) representing the share(s) of Preferred Shares specified below as of the date specified below.

Date of Conversion: ______________________

Number of Preferred Shares to be converted: ______________________

Stock certificate no(s). of Preferred Shares to be converted: ______________________

Please confirm the following information:

Conversion Rate: 10 Common Shares for 1 Preferred Share

Number of shares of Common Stock
to be issued: ______________________

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the Date of Conversion: ______________________

Please issue the Common Stock into which the Preferred Shares are being converted and, if applicable, any check drawn on an account of the Corporation in the following name and to the following address:

Issue to: ______________________
______________________

Facsimile Number: ______________________

Authorization: ______________________
By: ______________________
Title: ______________________

Dated: ______________________

**incorporate.com - a CSC company**
www.incorporate.com

incorporate.com - a CSC company
251 Little Falls Drive
Wilmington, DE 19808
800-818-6082
302-636-5454 (Fax)

| | | | |
|---|---|---|---|
| **Matter#** | | **Order#** | 467369-20 |
| **Project Id :** | | **Order Date** | 11/01/2018 |

| | |
|---|---|
| **Entity Name :** | RELIANCE GLOBAL GROUP, INC. |
| **Jurisdiction :** | FL-Secretary of State |
| **Request for :** | Certified/Plain Copies |
| **Document Type :** | **Name Amendment** |
| **Result :** | Document Retrieved |

Ordered by JOHN LOWY at JOHN B. LOWY, P.C.

Thank you for using TCC.

If you have any questions concerning this order, please feel free to contact us.

Kristopher Tompkins
ktompkin@cscinfo.com

# State of Florida

## Department of State

I certify the attached is a true and correct copy of the Articles of Amendment, filed on October 19, 2018, for ETHOS MEDIA NETWORK, INC. changing its name to RELIANCE GLOBAL GROUP, INC., a corporation organized under the laws of the State of Florida, as shown by the records of this office.

The document number of this corporation is P13000064240.

Given under my hand and the
Great Seal of the State of Florida
at Tallahassee, the Capital, this the
Fifth day of November, 2018

Ken Detzner
Secretary of State

CR2EO22 (1-11)

**FILED**
**Oct 19, 2018 08:00 AM**
**Secretary of State**

# ARTICLES OF AMENDMENT

## TO

## ARTICLES OF INCORPORATION

## OF

## ETHOS MEDIA NETWORK, INC.

**Document Number P13000064240**

The undersigned, being the Chief Executive Officer and Director of Ethos Media Network, Inc., a Florida corporation, hereby certifies that the following Amendments to the Corporation's Articles of Incorporation have been adopted by shareholders and the Board of Directors of the Corporation via unanimous approval of the Board of Directors and by the requisite majority of votes of the shareholders:

## ARTICLE I

The name of this Corporation is **RELIANCE GLOBAL GROUP, INC.**

## ARTICLE IV

## CAPITAL STOCK

Section 1. Authorized Shares. The aggregate number of shares which the Corporation shall have authority to issue is a total of two billion (2,750,000,000) shares, consisting of two classes of stock, to be designated, respectively, "Common Stock" and "Preferred Stock," with all of such shares having a par value of $.001 per share. The total number of shares of Common Stock that the Corporation shall have authority to issue is two billion (2,000,000,000) shares. The total number of shares of Preferred Stock that the Corporation shall have authority to issue is seven hundred fifty million (750,000,000) shares. The Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof. The voting powers, designations, preferences, limitations, restrictions, and relative, participating, optional and other rights of the Preferred Stock and the qualifications, limitations, or restrictions relating thereto, shall hereinafter be prescribed by resolution of the board of directors pursuant to Section 3 of this Article IV.

Section 2. Common Stock.

(a) Dividend Rate. Subject to the rights of holders of any Preferred Stock having preference as to dividends and except as otherwise provided by these Articles of Incorporation, as amended from time to time (hereinafter, the "Articles") or the Florida Business Corporations Act, as the same may be amended and supplemented (hereinafter, the "FBCA"), the holders of Common Stock shall be entitled to receive dividends when, as and if declared by the board of directors out of assets legally available therefor.

(b) Voting Rights. Except as otherwise provided by the FBCA, the holders of the issued and outstanding shares of Common Stock shall be entitled to one vote for each share of Common Stock. No holder of shares of Common Stock shall have the right to cumulate votes.

(c) Liquidation Rights. In the event of liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary, subject to the prior rights of holders of Preferred Stock to

share ratably in the Corporation's assets, the Common Stock and any shares of Preferred Stock which are not entitled to any preference in liquidation shall share equally and ratably in the Corporation's assets available for distribution after giving effect to any liquidation preference of any shares of Preferred Stock. A merger, conversion, exchange or consolidation of the Corporation with or into any other person or sale or transfer of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of assets to stockholders) shall not be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

(d) No Conversion, Redemption, or Preemptive Rights. The holders of Common Stock shall not have any conversion, redemption, or preemptive rights.

(e) Consideration for Shares. The Common Stock authorized by this Article shall be issued for such consideration as shall be fixed, from time to time, by the board of directors.

Section 3. Preferred Stock.

(a) Designation. The board of directors is hereby vested with the authority from time to time, to provide by resolution for the issuance of shares of Preferred Stock in one or more series not exceeding the aggregate number of shares of Preferred Stock authorized by these Articles, and to prescribe with respect to each such series the voting powers, if any, designations, preferences, and relative, participating, optional, or other special rights, and the qualifications, limitations, or restrictions relating thereto, including, without limiting the generality of the foregoing: the voting rights relating to the shares of Preferred Stock of any series (which voting rights, if any, may be full or limited, may vary over time, and may be applicable generally or only upon any stated fact or event); the rate of dividends (which may be cumulative or noncumulative), the condition or time for payment of dividends and the preference or relation of such dividends to dividends payable on any other class or series of capital stock; the rights of holders of Preferred Stock of any series in the event of liquidation, dissolution, or winding up of the affairs of the Corporation; the rights, if any, of holders of Preferred Stock of any series to convert or exchange such shares of Preferred Stock for shares of any other class or series of capital stock or for any other securities, property, or assets of the Corporation or any subsidiary (including the determination of the price or prices or the rate or rates applicable to such rights to convert or exchange and the adjustment thereof, the time or times during which the right to convert or exchange shall be applicable, and the time or times during which a particular price or rate shall be applicable); whether the shares of any series of Preferred Stock shall be subject to redemption by the Corporation and if subject to redemption, the times, prices, rates, adjustments and other terms and conditions of such redemption. The board of directors is further authorized to increase or decrease (but not below the number of such shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series. Unless the board of directors provides to the contrary in the resolution which fixes the designation of a series of Preferred Stock, neither the consent by series, or otherwise, of the holders of any outstanding Preferred Stock nor the consent of the holders of any outstanding Common Stock shall be required for the issuance of any new series of Preferred Stock regardless of whether the rights and preferences of the new series of Preferred Stock are senior or superior, in any way, to the outstanding series of Preferred Stock or the Common Stock.

(b) Certificate. Before the Corporation shall issue any shares of Preferred Stock of any series, a certificate of designation setting forth a copy of the resolution or resolutions of the board of directors, and establishing the voting powers, designations, preferences, the relative, participating, optional, or other rights, if any, and the qualifications, limitations, and restrictions, if any, relating to the shares of Preferred Stock of such series, and the number of shares of Preferred Stock of such series authorized by the board of directors to be issued, shall be prepared and signed by an officer of the corporation and filed in the manner prescribed by the FBCA.

Section 4. Non-Assessment of Stock. The capital stock of the Corporation, after the amount of the subscription price has been fully paid, shall not be assessable for any purpose, and no stock issued as fully

paid shall ever be assessable or assessed, and the Articles shall not be amended in this particular. No stockholder of the Corporation is individually liable for the debts or liabilities of the Corporation.

ARTICLE V

The registered agent of the corporation at such address is Corporation Service Company, who maintains an office at 1201 Hays Street, Tallahassee, FL 32301

I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

Lamont W. Jones, Asst. VP.

In all other respects, and unless specifically amended herein, the Articles of Incorporation shall remain as they were prior to this Amendment being adopted.

Date: October 18, 2018

ETHOS MEDIA NETWORK, INC.

Ezra Beyman, Chief Executive Officer